UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 22, 2007 (October 16, 2007)
King Pharmaceuticals, Inc.

(Exact name of registrant as specified in charter)

Tennessee	001-15875	54-1684963

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

501 Fifth Street, Bristol, Tennessee	37620

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (423) 989-8000
N/A

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Ex-10.1 King Pharmaceuticals, Inc.Amended and Restated Severance Pay Plan: Tier 1

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On October 16, 2007, the Compensation and Human Resources Committee (the “Committee”) of the Board of Directors (the “Board”) of King Pharmaceuticals, Inc. (“King”) approved the King Pharmaceuticals, Inc. Amended and Restated Severance Pay Plan: Tier I (the “Plan”), which applies to employees at the executive vice president level and above, including the Chief Executive Officer and the other executive officers for whom compensation information was provided in the proxy statement related to the Company’s 2007 annual meeting of shareholders. The changes to the Plan were effective as of October 16, 2007.
     Material amendments to the Plan include the following:
•	various changes necessary to conform with the provisions of Internal Revenue Code Section 409A and related regulations;

•	the addition of the following four conditions under which an eligible executive could terminate his or her employment for “good reason” and be entitled to severance pay and benefits without a change of control of King (formerly these conditions only applied following a change of control):
•	a material diminution in status or duties,

•	the Company’s failure to pay compensation when due,

•	a material reduction in annual salary, or

•	a material breach by the Company of an employment contract;
•	limiting to thirty days the period following the occurrence of a “good reason” event during which an eligible executive may notify the Company of his or her intention to terminate employment and receive severance pay and benefits, subject to notice and cure provisions;

•	the addition of a provision under which the Compensation and Human Resources Committee of the Board of Directors may, in its sole discretion, increase the portion of severance pay which is determined by reference to the recipient’s target bonus objectives to a level up to the amount of the recipient’s stretch bonus objectives;

•	the addition of a provision providing that an eligible executive’s severance pay shall include the value of any earned but unused vacation days; and

•	the clarification of various terms used in the Plan.
     The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
     10.1      King Pharmaceuticals, Inc. Amended and Restated Severance Pay Plan: Tier I.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2007	KING PHARMACEUTICALS, INC.
	By:	/s/ Joseph Squicciarino
Joseph Squicciarino
Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description
10.1	King Pharmaceuticals, Inc. Amended and Restated Severance Pay Plan: Tier I.